SELIGMAN

LARGE-CAP VALUE FUND

MID-YEAR REPORT

JUNE 30, 2002

A Value Approach to Seeking the Capital Appreciation Potential of Larger Companies.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES  ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Statements of Changes in Net Assets	11
Interview With Your Portfolio Managers	2	Notes to Financial Statements	12
Performance Overview	4	Financial Highlights	15
Portfolio Overview	6	Board of Directors of the Fund	17
Portfolio of Investments	8	Executive Officers of the Fund
Statement of Assets and Liabilities	9	and For More Information	18
Statement of Operations	10	Glossary of Financial Terms	19

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman Large-Cap Value Fund posted a total return of –14.64% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average, delivered a total return of –9.21%, and the Russell 1000 Value Index returned –4.78%. The broader market, as measured by the Standard & Poor’s 500 Composite Stock Index, returned –13.16% during this time.

While the US economy improved during the first half of the year, the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, leaving interest rates untouched during the first half of 2002. The US economy expanded at a 5.0% annualized rate in the first quarter, though much of that growth was the result of companies rebuilding their inventories. The second quarter’s growth, while not as robust, was nonetheless positive. Industrial production has been on the rise for several months running, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery is still fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. Many expect that the Federal Reserve Board, wanting to support the nascent recovery, will not raise interest rates until 2003, and there is the possibility of an additional rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

Q:	How did Seligman Large-Cap Value Fund perform during the six months ended June 30, 2002?

A:	Seligman Large-Cap Value Fund delivered a total return of –14.64%, based on the net asset value of Class A shares for the six months ended June 30,2002. During the same time period, large-cap value stocks, as measured by the Russell 1000 Value Index, returned –4.78%, and the broader market, as mea-sured by the Standard & Poor’s 500 Composite StockIndex, returned –13.16%. The Fund’s peers, as mea-sured by the Lipper Large-Cap Value Funds Average,posted a total return of –9.21% during the same time period.

The Fund’s holdings in the energy sector depressed Fund performance. These stocks were hurt in largepart by the fallout surrounding the collapse of Enron(the Fund did not own Enron).

Q:	What economic and market factors influenced the Fund’s results during the first half of 2002?

A:	The first six months of 2002 and the second quarter, in particular, were among the worst-performing periods for the S&P 500 in over 30 years. Even as the US economy emerged from last year’s recession (first quarter GDP growth was estimated to be at a 5.0% annualized rate), we felt that the stock market remained overvalued on forward earnings estimates.This differed markedly from the experience after the 1990–91 recession, when stocks were perceived to be inexpensive on forward earnings. After the Federal Reserve Board cut interest rates on 11 occasions during 2001, we expected much better performance from the stock market than what we have seen thus far in 2002. Historically, the stock market has performed well after Federal Reserve Board easing moves. The Federal Reserve Board will have to balance the nascent economic recovery with the inflationary risks posed by the weakening dollar. While the weaker dollar may benefit those companies that derive some portion of their earnings from overseas markets, a particularly large exit of international cash from US equities could further depress stocks. The Federal Reserve Board may cut interest rates further before the end of 2002 if it believes the economic recovery is weakening.

In our view, this year’s poor stock market results are attributable in large part to lack of investor confidence. Corporate accounting scandals weighed heavily on the stock market as the SEC probed accounting lapses at several well-known companies. Insider trading allegations also came to light, and this, too, became a distraction and a cause for concern. While some economic reports point to an economic recovery, profit warnings (especially from the technology sector) and a second-quarter drop in productivity growth have created doubt over the strength and sustainability of the recovery. As a result, many investors remained on the sidelines. In addition to the accounting and corporate governance scandals, investors worried about geopolitical turmoil, renewed government deficits, and a weakening dollar. There were also fears of rising inflation and energy costs.

Q:	What was the Fund’s investment strategy during this time?

A:	The Fund’s largest sector weightings during the period under review were in financials, basic materials, and health care. The Fund’s best-performing stocks during this time were in the aerospace/defense, insurance, and savings and loan industries.

A TEAM APPROACH
Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted in the management ofthe Fund by Michelle Borré, a seasoned research professional who is responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

Overall, however, the Fund suffered from poor performance during the first half of 2002. The Fund’s energy stocks in particular experienced difficulties due to fallout from the Enron scandal, as well as steep reductions in financial projections for 2002. Webelieve the market is focused on the short-term adversity faced by these companies, rather than on the long-term opportunity they offer.

The Fund’s decision to take on a small position in two telecommunications infrastructure companies proved to be ill-timed, as the technology sector continued to weaken. We believe, however, that these companies are viable firms with exciting new products.

The Fund was overweighted in the health care sector during the period under review. The Fund’s performance was negatively impacted by its exposure to a large pharmaceutical company that failed to receive approval for a drug widely predicted to be a success. Not surprisingly, the stock declined substantially when the expected approval did not occur.

Toward the end of the period, we added a well-known capital goods company to the Fund’s portfolio at a highly attractive price. The company derives its earnings from diversified businesses that include financial services, industrial manufacturing, and broadcast and entertainment. The Fund had previously owned this stock and had sold it 18 months ago at a substantially higher price. The stock fell victim to overselling in the market, and, at its current depressed price level, we felt that the stock offered value for what is arguably the best company in the world.

Q:	What is your outlook?

A:	Poor stock market performance should not be understood as a reflection of negative macroeconomic fundamentals. Rather, we believe it indicates a crisis inconfidence hastened by corporate scandal. We are optimistic about economic recovery in the US, but we think resolution of corporate governance issues iscritical to restoring demand for equities. We think the passage of the Sarbanes-Oxley Act and other moves by various regulatory agencies are a strong step in this direction. While the recent drop in productivity growth is troubling, we believe underlying economic activity is strong, and we think a recovery in corporate profits is under way, particularly in those companies that have benefited from cost-cutting programs initiated in 2001. The sharp sell off inthe equity markets during the first half of the year has created a market that is, in our view, undervalued. There are bargains to be found. As earnings rebound, we think investor confidence will return,and we think cyclical stocks will be strong relative performers. With its focus on building a portfolio of undervalued, high-quality companies, we believe Seligman Large-Cap Value Fund will benefit greatly as the stock market starts to build momentum. We feel strongly that the Fund continues to have a viable long-term strategy that can be an integral part of a diversified portfolio of investments.

PERFORMANCE OVERVIEW (UNAUDITED)

Investment Results Per Share

TOTAL RETURNS
For the Six Months Ended June 30, 2002
			AVERAGE ANNUAL

		CLASS I			CLASS C
		SINCE			SINCE	SINCE
	SIX	INCEPTION	ONE	FIVE	INCEPTION	INCEPTION
	MONTHS*	11/30/01*	YEAR	YEARS	5/27/99	4/25/97

Class A**
With Sales Charge	(18.68)%	n/a	(24.90)%	3.19%	n/a	5.62%
Without Sales Charge	(14.64)	n/a	(21.17)	4.19	n/a	6.62
Class B**
With CDSC†	(19.16)	n/a	(25.64)	3.07	n/a	5.67
Without CDSC	(14.91)	n/a	(21.74)	3.42	n/a	5.82
Class C**
With Sales Charge and CDSC	(16.62)	n/a	(23.32)	n/a	(4.05)%	n/a
Without Sales Charge and CDSC	(14.91)	n/a	(21.74)	n/a	(3.73)	n/a
Class D**
With 1% CDSC	(15.77)	n/a	(22.54)	n/a	n/a	n/a
Without CDSC	(14.92)	n/a	(21.76)	3.40	n/a	5.80
Class I** (14.46)		(13.49)%	n/a	n/a	n/a	n/a
Lipper Large Cap Value Funds Average***	(9.21)	(7.73)	(13.40)	3.67	(3.32)	4.97	††
Russell 1000 Value Index***	(4.78)	(2.53)	(8.95)	6.53	(1.53)	9.11
S&P 500***	(13.16)	(12.39)	(17.99)	3.66	(6.83)	6.47

NET ASSET VALUE				CAPITAL LOSS INFORMATION
				For the Six Months Ended June 30, 2002
	JUNE 30, 2002	DECEMBER 31, 2001	JUNE 30, 2001

Class A	$9.27	$10.86	$11.87	Realized	$(0.062)
Class B	9.02	10.60	11.57	Unrealized	(1.156	)‡
Class C	9.02	10.60	11.57
Class D	9.01	10.59	11.56
Class I	9.29	10.86	n/a
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Large Cap Value Funds Average (Lipper Large Cap Value Average), the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes, fees and sales charges. The Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund. The Russell 1000 Value Index measures the performance of large-cap value stocks. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The monthly performances of the Lipper Large Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less, and 1% since inception.
††	From April 24, 1997.
‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW (UNAUDITED)

Growth of an Assumed $10,000 Investment

CLASS A SHARES
April 25, 1997† to June 30, 2002

CLASS B SHARES
April 25, 1997† to June 30, 2002

CLASS C SHARES
May 27, 1999† to June 30, 2002

CLASS D SHARES
April 25, 1997† to June 30, 2002

CLASS I SHARES
November 30, 2001† to June 30, 2002

These charts reflect the growth of a $10,000 investment for Class A, Class B, Class C, Class D and Class I shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. Past performance is not indicative of future investment results.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

Diversification of Net Assets
June 30, 2002

				PERCENT OF NET ASSETS

				JUNE 30,	DECEMBER 31,
	ISSUES	COST	VALUE	2002	2001

COMMON STOCKS:
Aerospace	3	$29,048,223	$26,593,052	10.6%	8.2%
Automotive and Components	1	11,856,823	8,245,472	3.3	2.7
Banks	3	26,050,605	24,271,880	9.7	9.2
Capital Goods	1	4,563,870	4,357,500	1.7	—
Chemicals	2	15,486,956	17,828,100	7.1	6.9
Communications Equipment	2	12,339,629	5,385,000	2.1	—
Computer and Peripherals	1	8,496,730	6,660,000	2.6	3.5
Diversified Financials	3	26,371,468	25,273,579	10.1	8.9
Electric Utilities	1	8,361,257	3,961,478	1.6	1.3
Energy	2	16,044,602	17,572,000	7.0	6.6
Gas Utilities	1	8,493,517	3,864,375	1.5	2.2
Health Care Equipment and Supplies	2	14,192,517	15,682,000	6.3	6.5
Household Products	1	7,241,824	7,750,000	3.1	3.2
Insurance	3	26,857,699	26,110,000	10.4	10.4
Multi Utilities and Unregulated Power	1	10,162,223	3,780,000	1.5	2.0
Paper and Forest Products	2	15,759,538	16,391,600	6.5	6.5
Pharmaceuticals	2	17,708,023	12,762,380	5.1	6.2
Retailing	2	17,535,175	17,143,790	6.8	6.5
Telecommunication Services	—	—	—	—	3.0
Tobacco	1	6,366,281	7,425,600	3.0	3.3

	34	282,936,960	251,057,806	100.0	97.1

OTHER ASSETS LESS LIABILITIES	—	(67,337)	(67,337)	—	2.9

NET ASSETS	34	$282,869,623	$250,990,469	100.0%	100.0%

Largest Industries
June 30, 2002

PORTFOLIO OVERVIEW (UNAUDITED)

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Juniper Network*	Sprint FON Group**
Lucent Technologies*	Praxair
AES	International Paper
General Electric*	Washington Mutual
Dynegy	Kimberly-Clark
J.P. Morgan Chase	Phillip Morris
El Paso Energy	UnumProvident
International Business Machines	Allstate
Citigroup	St. Paul Companies
United Technologies	Transocean Sedco Forex

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE	SECURITY	VALUE

Boeing	$9,337,500	ChevronTexaco	$8,850,000
Dow Chemical	9,282,600	Costco Wholesale	8,726,990
United Technologies	9,234,400	Transocean Sedco Forex	8,722,000
J.P. Morgan Chase	8,988,800	UnumProvident	8,653,000
St. Paul Companies	8,951,600	Medtronic	8,570,000

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

COMMON STOCKS 100.0%
AEROSPACE 10.6%
Boeing	207,500	$9,337,500
Goodrich (B.F.)	293,600	8,021,152
United Technologies	136,000	9,234,400

		26,593,052

AUTOMOTIVE AND
COMPONENTS 3.3%
Ford Motor	515,342	8,245,472

BANKS 9.7%
Bank of New York	229,200	7,735,500
Fleet Boston Financial	258,800	8,372,180
Washington Mutual	220,000	8,164,200

		24,271,880

CAPITAL GOODS 1.7%
General Electric	150,000	4,357,500

CHEMICALS 7.1%
Dow Chemical	270,000	9,282,600
Praxair	150,000	8,545,500

		17,828,100

COMMUNICATIONS
EQUIPMENT 2.1%
Juniper Network	600,000	3,393,000
Lucent Technologies	1,200,000	1,992,000

		5,385,000

COMPUTER AND
PERIPHERALS 2.6%
International Business Machines	92,500	6,660,000

DIVERSIFIED FINANCIALS 10.1%
Citigroup	202,333	7,840,404
Fannie Mae	114,500	8,444,375
J.P. Morgan Chase	265,000	8,988,800

		25,273,579

ELECTRIC UTILITIES 1.6%
AES	730,900	3,961,478

ENERGY 7.0%
ChevronTexaco	100,000	8,850,000
Transocean Sedco Forex	280,000	8,722,000

		17,572,000

GAS UTILITIES 1.5%
El Paso Energy	187,500	3,864,375

		SHARES	VALUE

HEALTH CARE EQUIPMENT AND
SUPPLIES 6.3%
Baxter International		160,000	$7,112,000
Medtronic		200,000	8,570,000

			15,682,000

HOUSEHOLD PRODUCTS 3.1%
Kimberly-Clark		125,000	7,750,000

INSURANCE 10.4%
Allstate		230,000	8,505,400
St. Paul Companies		230,000	8,951,600
UnumProvident		340,000	8,653,000

			26,110,000

MULTI UTILITIES AND
UNREGULATED POWER1.5%
Dynegy		525,000	3,780,000

PAPER AND FOREST
PRODUCTS 6.5%
Georgia-Pacific Group		330,000	8,111,400
International Paper		190,000	8,280,200

			16,391,600

PHARMACEUTICALS 5.1%
Bristol-Myers Squibb		187,000	4,805,900
Wyeth		155,400	7,956,480

			12,762,380

RETAILING 6.8%
Costco Wholesale*		226,000	8,726,990
Radio Shack		280,000	8,416,800

			17,143,790

TOBACCO 3.0%
Philip Morris		170,000	7,425,600

TOTAL INVESTMENTS	100.0%
(Cost $282,936,960)			251,057,806
OTHER ASSETS
LESS LIABILITIES 0.0%			(67,337)

NET ASSETS 100.0%			$250,990,469

* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2002

ASSETS:
Investments, at value:
Common stocks (cost $282,936,960)	$251,057,806
Receivable for Securities sold	1,689,477
Receivable for Capital Stock sold	891,414
Receivable for dividends and interest	573,681
Expenses prepaid to shareholder service agent	76,601
Other	37,661

Total Assets	254,326,640

LIABILITIES:
Payable for Capital Stock repurchased	1,611,308
Payable to Custodian	1,101,398
Management fee payable	176,759
Accrued expenses and other	446,706

Total Liabilities	3,336,171

Net Assets	$250,990,469

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
27,570,197 shares outstanding):
Class A	$8,843
Class B	8,517
Class C	6,240
Class D	3,639
Class I	332
Additional paid-in capital	300,506,459
Undistributed net investment loss	(22,294)
Accumulated net realized loss	(17,642,113)
Net unrealized depreciation of investments	(31,879,154)

Net Assets	$250,990,469

NET ASSET VALUE PER SHARE:
Class A ($81,986,900 ÷ 8,843,246 shares)	$9.27

Class B ($76,829,996 ÷ 8,516,607 shares)	$9.02

Class C ($56,290,977 ÷ 6,239,703 shares)	$9.02

Class D ($32,804,083 ÷ 3,639,108 shares)	$9.01

Class I ($3,078,513 ÷ 331,533 shares)	$9.29

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends	$2,885,401
Interest	13,403

Total Investment Income		$2,898,804

EXPENSES:
Management fee	1,158,256
Distribution and service fees	1,071,552
Shareholder account services	476,606
Shareholder reports and communications	64,736
Registration	63,313
Custody and related services	43,025
Auditing and legal fees	27,705
Directors’ fees and expenses	5,704
Amortization of deferred organization expenses	644
Miscellaneous	6,263

Total Expenses		2,917,804

Net Investment Loss		(19,000)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,720,649)
Net change in unrealized depreciation of investments	(43,701,928)

Net Loss on Investments		(45,422,577)

Decrease in Net Assets from Operations		$(45,441,577)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment loss	$(19,000)	$242,011
Net realized loss on investments	(1,720,649)	(13,045,019)
Net change in unrealized depreciation of investments	(43,701,928)	(16,520,686)

Decrease in Net Assets from Operations	(45,441,577)	(29,323,694)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:*
Class A	—	(539,967)
Class I	—	(5)
Net realized short-term gain on investments:*
Class A	—	(153,763)
Class B	—	(148,687)
Class C	—	(108,667)
Class D	—	(63,727)
Net realized long-term gain on investments:
Class A	—	(187,932)
Class B	—	(181,729)
Class C	—	(132,815)
Class D	—	(77,889)

Decrease in Net Assets from Distributions	—	(1,595,181)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	47,223,012	128,521,183
Investment of dividends	—	470,294
Exchanged from associated Funds	24,112,728	83,653,283
Value of shares issued in payment of gain distributions	—	954,116

Total	71,335,740	213,598,876

Cost of shares repurchased	(52,382,525)	(64,723,833)
Exchanged into associated Funds	(18,875,728)	(33,631,832)

Total	(71,258,253)	(98,355,665)

Increase in Net Assets from Capital
Share Transactions	77,487	115,243,211

Increase (Decrease) in Net Assets	(45,364,090)	84,324,336

NET ASSETS:
Beginning of period	296,354,559	212,030,223

End of Period (including undistributed net investment loss of
$22,294 and $3,294, respectively)	$250,990,469	$296,354,559

* For tax purposes, these distributions are considered ordinary income
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.	Multiple Classes of Shares — Seligman Large-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $35,410,531 and $37,761,314, respectively. In addition, the Fund acquired portfolio securities with a value of $11,204,630 in exchange for Class A shares of capital stock.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $13,602,559 and $45,481,713, respectively.

4. Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	2,788,769	$29,696,681	4,125,362	$47,352,473
Exchanged from
associated Funds	1,206,620	12,508,058	2,120,570	24,419,170
Investment of
dividends	—	—	44,367	470,289
Shares issued in
payment of gain
distributions	—	—	29,097	310,182

Total	3,995,389	42,204,739	6,319,396	72,552,114

Shares
repurchased	(3,024,419)	(30,964,198)	(2,291,204)	(26,434,128)
Exchanged into
associated Funds	(1,008,290)	(10,370,933)	(1,256,941)	(14,269,058)
Transfer to Class I	(175,006)	(1,767,560)	—	—

Total	(4,207,715)	(43,102,691)	(3,548,145)	(40,703,186)

Increase (decrease)	(212,326)	$(897,952)	2,771,251	$31,848,928

Class B	Shares	Amount	Shares	Amount

Sales of shares	408,660	$4,213,281	1,929,685	$21,730,542
Exchanged from
associated Funds	742,800	7,566,996	3,122,419	34,916,737
Shares issued in
payment of gain
distributions	—	—	27,477	284,936

Total	1,151,460	11,780,277	5,079,581	56,932,215

Shares
repurchased	(763,498)	(7,700,032)	(1,160,533)	(12,703,389)
Exchanged into
associated Funds	(508,381)	(5,109,752)	(970,106)	(10,474,748)

Total	(1,271,879)	(12,809,784)	(2,130,639)	(23,178,137)

Increase (decrease)	(120,419)	$(1,029,507)	2,948,942	$33,754,078

Class C	Shares	Amount	Shares	Amount

Sales of shares	734,554	$7,563,697	4,584,460	$51,964,666
Exchanged from
associated Funds	96,730	986,946	835,593	9,286,261
Shares issued in
payment of gain
distributions	—	—	21,938	227,547

Total	831,284	8,550,643	5,441,991	61,478,474

Shares
repurchased	(710,354)	(7,143,944)	(1,742,593)	(19,423,653)
Exchanged into
associated Funds	(196,430)	(1,948,366)	(484,515)	(5,104,695)

Total	(906,784)	(9,092,310)	(2,227,108)	(24,528,348)

Increase (decrease)	(75,500)	$(541,667)	3,214,883	$36,950,126

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class D	Shares	Amount	Shares	Amount

Sales of shares	220,325	$2,266,131	662,170	$7,356,443
Exchanged from
associated Funds	299,535	3,050,728	1,337,849	15,031,115
Shares issued in
payment of gain
distributions	—	—	12,691	131,451

Total	519,860	5,316,859	2,012,710	22,519,009

Shares
repurchased	(455,423)	(4,615,924)	(566,218)	(6,162,663)
Exchanged into
associated Funds	(143,573)	(1,446,677)	(339,840)	(3,783,331)

Total	(598,996)	(6,062,601)	(906,058)	(9,945,994)

Increase (decrease)	(79,136)	$(745,742)	1,106,652	$12,573,015

			November 30, 2001*
			to December 31, 2001

Class I	Shares	Amount	Shares	Amount

Sales of shares	164,142	$1,715,662	10,899	$117,059
Investment of
dividends	—	—	1	5
Transfer from
Class A	175,006	1,767,560	—	—

Total	339,148	3,483,222	10,900	117,064
Shares repurchased	(18,515)	(190,867)	—	—

Increase	320,633	$3,292,355	10,900	$117,064

* Commencement of offering of shares.

5. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $9,474 from sales of Class A shares. Commissions of $71,362 and $70,921 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $121,854, or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $438,268, $323,754, and $187,676, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $44,494.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $14,328.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $54,927 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,746, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $476,606 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $3,347 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

7. Capital Loss Carryforward — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $15,921,464, which is available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS (UNAUDITED)

     The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS ENDED 6/30/02					4/25/97* TO 12/31/97
		YEAR ENDED DECEMBER 31,

		2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.86	$12.16	$9.75	$10.04	$9.09	$7.14

Income from Investment Operations:
Net investment income (loss)	0.02	0.06	0.07	0.05	0.06	0.03
Net realized and unrealized gain (loss)
on investments	(1.61)	(1.26)	2.74	(0.32)	0.99	2.06

Total from Investment Operations	(1.59)	(1.20)	2.81	(0.27)	1.05	2.09

Less Distributions:
Dividends from net investment income	—	(0.06)	—	(0.02)	(0.04)	(0.01)
Distributions from net realized capital gains	—	(0.04)	(0.40)	—	(0.06)	(0.13)

Total Distributions	—	(0.10)	(0.40)	(0.02)	(0.10)	(0.14)

Net Asset Value, End of Period	$9.27	$10.86	$12.16	$9.75	$10.04	$9.09

TOTAL RETURN:	(14.64)%	(9.85)%	29.09%	(2.68)%	11.57%	29.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$81,987	$98,317	$76,411	$46,687	$49,297	$23,699
Ratio of expenses to average net assets	1.53%†	1.46%	1.61%	1.50%	1.50%	1.47	%†
Ratio of net investment income to average
net assets	0.47%†	0.59%	0.72%	0.53%	0.61%	0.58	%†
Portfolio turnover rate	13.08%	17.57%	45.79%	30.97%	10.44%	38.74%
Without management fee waiver:**
Ratio of expenses to average net assets						2.07	%†
Ratio of net investment income (loss) to average
net assets						(0.02	)%†

See footnotes on page 16.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	CLASS B							CLASS C

	SIX MONTHS ENDED 6/30/02					4/25/97* TO 12/31/97		SIX MONTHS ENDED 6/30/02
										YEAR ENDED		5/27/99* TO 12/31/99
		YEAR ENDED DECEMBER 31,								DECEMBER 31,

		2001	2000	1999	1998					2001	2000

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.60	$11.90	$9.62	$9.96	$9.04	$7.14		$10.60		$11.90	$9.62	$10.55

Income from Investment Operations:
Net investment loss	(0.02)	(0.02)	—	(0.02)	(0.02)	(0.01)			(0.02)	(0.02)	—	(0.01)
Net realized and unrealized gain (loss)
on investments	(1.56)	(1.24)	2.68	(0.32)	1.00	2.04		(1.56)		(1.24)	2.68	(0.92)

Total from Investment Operations	(1.58)	(1.26)	2.68	(0.34)	0.98	2.03		(1.58)		(1.26)	2.68	(0.93)

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—		—		—	—	—
Distributions from net realized capital gains.	—	(0.04)	(0.40)	—	(0.06)	(0.13)		—		(0.04)	(0.40)	—

Total Distributions	—	(0.04)	(0.40)	—	(0.06)	(0.13)		—		(0.04)	(0.40)	—

Net Asset Value, End of Period	$9.02	$10.60	$11.90	$9.62	$9.96	$9.04		$9.02		$10.60	$11.90	$9.62

TOTAL RETURN:	(14.91)%	(10.58)%	28.13%	(3.41)%	10.85%	28.46%		(14.91)%		(10.58)%	28.13%	(8.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$76,830	$91,576	$67,675	$56,926	$56,342	$16,930		$56,291		$66,951	$36,900	$9,169
Ratio of expenses to average net assets	2.28%†	2.21%	2.36%	2.25%	2.25%	2.25	%†	2.28	%†	2.21%	2.36%	2.36	%†
Ratio of net investment loss
to average net assets	(0.28)%†	(0.16)%	(0.03)%	(0.22)%	(0.14)%	(0.20	)%†	(0.28	)%†	(0.16)%	(0.03)%	(0.23	)%†
Portfolio turnover rate	13.08%	17.57%	45.79%	30.97%	10.44%	38.74%		13.08%		17.57%	45.79%	30.97	%††
Without management fee waiver:**
Ratio of expenses to average net assets						2.85	%†
Ratio of net investment income (loss)
to average net assets						(0.80	)%†
	CLASS D							CLASS I

	SIX MONTHS ENDED 6/30/02							SIX MONTHS ENDED 6/30/02
						4/25/97* TO 12/31/ 97			11/30/01*** TO 12/31/01
		YEAR ENDED DECEMBER 31,

		2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.59	$11.89	$9.62	$9.96	$9.04	$7.14		$10.86	$10.80

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	—	(0.02)	(0.02)	(0.01)		0.11	0.01
Net realized and unrealized gain (loss)
on investments	(1.56)	(1.24)	2.67	(0.32)	1.00	2.04		(1.68)	0.11

Total from Investment Operations	(1.58)	(1.26)	2.67	(0.34)	0.98	2.03		(1.57)	0.12

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—		—	(0.06)
Distributions from net realized capital gains.	—	(0.04)	(0.40)	—	(0.06)	(0.13)		—	—

Total Distributions	—	(0.04)	(0.40)	—	(0.06)	(0.13)		—	(0.06)

Net Asset Value, End of Period	$9.01	$10.59	$11.89	$9.62	$9.96	$9.04		$9.29	$10.86

TOTAL RETURN:	(14.92)%	(10.59)%	28.02%	(3.41)%	10.85%	28.46%		(14.46)%	1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$32,804	$39,392	$31,044	$34,355	$42,886	$10,358		$3,079	$118
Ratio of expenses to average net assets	2.28%†	2.21%	2.36%	2.25%	2.25%	2.25	%†	1.02%†	1.04	%†
Ratio of net investment income (loss)
to average net assets	(0.28)%†	(0.16)%	(0.03)%	(0.22)%	(0.14)%	(0.20	)%†	1.10%†	1.19	%†
Portfolio turnover rate	13.08%	17.57%	45.79%	30.97%	10.44%	38.74%		13.08%	17.57	%†††
Without management fee waiver:**
Ratio of expenses to average net assets						2.85	%†		1.76	%†
Ratio of net investment income (loss)
to average net assets						(0.80	)%†		0.48	%†

*	Commencement of operations.
**	The Manager, at its discretion, waived a portion of its fees.
***	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
See Notes to Financial Statements.

BOARD OF DIRECTORS OF THE FUND

John R. Galvin 2, 4	Leroy C. Richie 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy	Chairman and CEO, Q Standards Worldwide, Inc.
at Tufts University
James Q. Riordan 3, 4
Paul C. Guidone 1	Trustee, Committee for Economic Development
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.
Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships	James N. Whitson 2, 4
Trustee, Committee for Economic Development	Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Frank A. McPherson 3, 4	Director, CommScope, Inc.
Director, Conoco Inc.
Director, Integris Health	Brian T. Zino 1
President, J.& W. Seligman & Co. Incorporated
John E. Merow 2, 4	Chairman, Seligman Data Corp.
Director, Commonwealth Industries, Inc.	Chairman, ICI Mutual Insurance Company
Trustee, New York-Presbyterian Hospital	Member of the Board of Governors,
Retired Chairman and Senior Partner,	Investment Company Institute,
Sullivan & Cromwell
Fred E. Brown
Betsy S. Michel 2, 4	Director Emeritus
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,	Member:	1	Executive Committee
J. & W. Seligman & Co. Incorporated		2	Audit Committee
Chairman, Carbo Ceramics Inc.		3	Director Nominating Committee
Director, Kerr-McGee Corporation		4	Board Operations Committee

EXECUTIVE OFFICERS OF THE FUND

William C. Morris	Neil T. Eigen	Lawrence P. Vogel
Chairman	Vice President	Vice President and Treasurer

Brian T. Zino	Thomas G. Rose	Frank J. Nasta
President	Vice President	Secretary

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan
Services
General Counsel	Shareholder Service Agent
Sullivan & Cromwell	Seligman Data Corp.	(212) 682-7600	Outside the
	100 Park Avenue		United States
New York, NY 10017
		(800) 622-4597	24-Hour Automated
Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQVLC3 6/02

Printed on Recycled Paper